UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 27, 2007 (July 26, 2007)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On July 26, 2007, Analysts International Corporation held a conference call in which management answered questions concerning the Company’s financial results for the second quarter ended June 30, 2007 and future business strategy.  The full text of the question and answer session from the conference call is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the question and answer session from the Company’s July 26, 2007 earnings conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in this question and answer session by Michael J. LaVelle, President and CEO, or David J. Steichen, CFO, regarding:  (i) the anticipated length, nature or cost of our relationship with Alliance Management, Inc.; (ii) our expected operating results for fiscal year 2007; (iii) utilization/productivity rates in, and the outlook for, improvement in utilization/productivity rates in the solutions business; (iv) management’s expectations with respect to the timing of a return to profitability; (v) our plans to add 15-20 new sales representatives, add recruiting resource and make additional investments in field management; (vi) our plans to integrate professional services centers in key markets; (vii) our plans with respect to our IT staffing business; and (viii) the development of certain client contracts entered into in 2006 are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Mr. LaVelle or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) if we are unable to successfully implement our new business plan; (ii) if costs associated with Alliance Management or other costs of implementing our new business plan are higher than anticipated; (iii) if improvement in productivity/utilization rates in our solutions practices is not obtained; (iv) if we are unable to capitalize on client contracts awarded in 2006; and (v) other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the Transcript are based on information available to the Company on the date of the earnings conference call.   The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the conference call’s question and answer session to reflect events or circumstances after the date of the conference call or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Analysts International Corporation’s transcript of question and answer session from earnings conference call held July 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2007	ANALYSTS INTERNATIONAL CORPORATION

/s/ David J. Steichen
David J. Steichen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of question and answer session from earnings conference call held July 26, 2007.